Exhibit 99.1

Bridger Aerospace Announces $70 Million Proposed Public

Follow-On Offering to Fund Growth Initiatives

BELGRADE, MT, October 17, 2023 – Bridger Aerospace Group Holdings, Inc. (“Bridger” or “Bridger Aerospace”) (NASDAQ: BAER) today announced the commencement of a proposed underwritten public offering by Bridger of $70 million of shares of its common stock, par value $0.0001 per share (“Common Stock”). Bridger intends to grant the underwriters a 30-day option to purchase up to an additional $10.5 million of shares of its Common Stock at the public offering price less the underwriting discounts and commissions. The offering is subject to market and other conditions, and there can be no assurance as to whether or when the offering may be completed, or as to the actual size or terms of the offering.

Bridger intends to use the net proceeds of the offering to finance the cash purchase price for four additional Super Scooper aircraft from the Spanish government and for the previously announced acquisition of Bighorn Airways, Inc., and the remainder for general corporate purposes, including funding the upgrade costs for the acquired Super Scoopers and other working capital needs.

Stifel, Nicolaus & Company, Incorporated is acting as the lead book-running manager for the offering and BTIG LLC and Canaccord Genuity LLC are also acting as joint book-runners for the offering.

The offering will be made only by means of a prospectus forming part of a registration statement on Form S-1 on file with the Securities and Exchange Commission (the “SEC”). A registration statement relating to these securities has been filed with the SEC but has not yet become effective. These securities may not be sold, nor may offers to buy be accepted, prior to the time the registration statement becomes effective. A copy of the preliminary prospectus relating to the offering may be obtained by sending a request to Stifel, Nicolaus & Company, Incorporated, Attn: Syndicate Department, 1 South Street, 15th Floor, Baltimore, MD 21202, or by telephone at (855) 300-7136, or by email at syndprospectus@stifel.com. The preliminary prospectus and the final prospectus, when available, may also be obtained on the SEC’s website at http://www.sec.gov.

This press release shall not constitute an offer to sell or the solicitation of an offer to buy these securities, nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

About Bridger Aerospace

Based in Belgrade, Montana, Bridger Aerospace Group Holdings, Inc. is one of the nation’s largest aerial firefighting companies. Bridger provides aerial firefighting and wildfire management services to federal and state government agencies, including the United States Forest Service, across the nation, as well as internationally.

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Forward-Looking Statements

Certain statements included in this press release are not historical facts but are forward-looking statements, including for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “project,” “forecast,” “predict,” “poised,” “positioned,” “potential,” “seem,” “seek,” “future,” “outlook,” “target,” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters, but the absence of these words does not mean that a statement is not forward-looking. These forward-looking statements include, but are not limited to, (1) market conditions and the satisfaction of closing conditions related to the proposed public offering; (2) the intended use of proceeds from the offering; (3) references to the anticipated acquisition of Super Scoopers from the Spanish government and of Bighorn Airways, Inc., including the ultimate outcome and benefits of such acquisitions; and (4) planned upgrades for the new Super Scoopers to be acquired. These statements are based on various assumptions and estimates, whether or not identified in this press release, and on the current expectations of Bridger’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of Bridger. These forward-looking statements are subject to a number of risks and uncertainties, including: changes in domestic and foreign business, market, financial, political and legal conditions; Bridger’s failure to realize the anticipated benefits of any acquisitions; Bridger’s successful integration of the aircraft (including achievement of synergies and cost reductions); Bridger’s ability to successfully and timely develop, sell and expand its services, and otherwise implement its growth strategy; risks relating to Bridger’s ongoing operations and businesses, including information technology and cybersecurity risks, loss of requisite licenses, flight safety risks, and loss of key customers; the risk of a deterioration in relationships between Bridger and its employees, including as a result of any acquisition; risks related to increased competition; risks relating to potential disruption of current plans, operations and infrastructure of Bridger as a result of the consummation of any acquisition; risks that Bridger experiences difficulties managing its growth and expanding operations; Bridger’s ability to compete with existing or new companies that could cause downward pressure on prices, fewer customer orders, reduced margins, the inability to take advantage of new business opportunities, and the loss of market share; and the ability to successfully select, execute or integrate future acquisitions into Bridger’s business, which could result in material adverse effects to operations and financial conditions. Forward-looking statements are also subject to the risk factors and cautionary language described from time to time in the reports Bridger files with the SEC, including those in Bridger’s most recent Annual Report on Form 10-K and any updates thereto in Bridger’s Quarterly Reports on Form 10-Q and Current Reports on Form 8-K.  If any of these risks materialize or our assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. The risks and uncertainties above are not exhaustive, and there may be additional risks that Bridger presently does not know or that Bridger currently believes are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect Bridger’s expectations, plans or forecasts of future events and views as of the date of this press release. Bridger anticipates that subsequent events and developments will cause Bridger’s assessments to change. However, while Bridger may elect to update these forward-looking statements at some point in the future, Bridger specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing Bridger’s assessments as of any date subsequent to the date of this press release. Accordingly, undue reliance should not be placed upon the forward-looking statements contained in this press release.

Investor Contacts

Alison Ziegler
Darrow Associates
201-220-2678
aziegler@darrowir.com

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